                                                                 EXHBIT 10.11(b)



                        TELEX COMMUNICATIONS GROUP, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF
                    COMMON STOCK, PAR VALUE $0.0005 PER SHARE

         THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

  CERTAIN CAPITALIZED TERMS USED IN THIS WARRANT SHALL HAVE THE MEANINGS GIVEN
       SUCH TERMS ON SCHEDULE A HERETO, UNLESS OTHERWISE DEFINED HEREIN.

1. THIS CERTIFIES that, for value received, Edgar S. Woolard, Jr. ("Holder" or "Woolard"), is entitled to subscribe for and purchase from Telex Communications Group, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, upon the effectiveness of any Triggering Event, such number of shares (the "Warrant Shares") of the Company's Common Stock, par value $0.0005 per share (the "Common Stock"), as shall be determined pursuant to Section 3(b) hereof, at a price equal to $0.01 per share, subject to adjustment as provided herein (the "Exercise Price"). This Warrant shall be deemed to have been exercised, to the extent Vested, automatically and without the necessity of any action on the part of Holder (other than the payment of the Exercise Price) as of immediately prior to the effectiveness of any Triggering Event.

2. (a) This Warrant shall be exercisable only to the extent that its has become Vested as of the Triggering Event. Any portion of this Warrant which is not Vested as of the Triggering Event shall expire and be no longer exercisable.

     (b) Except as hereinafter provided, this Warrant with respect to one-third (1/3rd) of the underlying Warrant Shares that become issuable upon exercise of this Warrant shall become "Vested" as of the date hereof, and the remainder of this Warrant as it relates to the underlying Warrant Shares that become issuable upon exercise of this Warrant shall become Vested at a rate of 1/36th of the aggregate amount of this Warrant as of the first day of each month, commencing with the thirteenth (13th) month after the date hereof.

     (c) In the event of the death of Woolard or his removal as Chairman of the Board of Directors of the Company because of Disability, then this Warrant shall become Vested in an amount equal to the greater of: (i) the amount as determined pursuant to Section 2(b) hereof; or (ii) 50% of the total amount of this Warrant. The estate of Woolard shall be entitled to the benefits of the exercise of this Warrant in accordance with its terms.

     (d) In the event that Woolard shall cease to be the Chairman of the Board of Directors of the Company because of the removal of Woolard as Chairman of the Board of Directors of the Company For Cause, then this Warrant shall, in its entirety, expire and be no longer exercisable and any Vested portion of this Warrant shall be forfeited.

     (e) In the event that Woolard shall cease to be Chairman of the Board of Directors of the Company because of his resignation, then any portion of this Warrant which has not become Vested prior to the effectiveness of such resignation shall expire.

     (f) In the event that a Triggering Event shall have occurred prior to the death of Woolard or his removal as Chairman of the Board of Directors of the Company because of Disability, or prior to the removal of Woolard as Chairman of the Board of Directors of the Company For Cause, or prior to any resignation by Woolard as Chairman of the Board of Directors of the Company, then this Warrant shall become 100% Vested.

3.  (a)      A "Triggering Event" shall be deemed to have occurred if any of the following transactions shall have been effected:

          (i) (A) a merger or consolidation of the Company resulting in the holders of the Common Stock of the Company as of immediately prior to such transaction ceasing to own as of immediately after the transaction more than 80% of the Common Stock of the Company or its successor; or (B) a sale of all or substantially all of the assets of the Company, including without limitation a sale by the Company of more than 80% of the Common Stock of Telex Communications, Inc.; or

           (ii) a sale or transfer by Greenwich I, LLC and/or Greenwich II, LLC (other than transfers by Greenwich II, LLC to any "Permitted Assignee" (as defined in the Stockholders and Registration Rights Agreement as amended and restated as of May 6, 1997), and other than transfers by Greenwich I, LLC to any Person who would be a Permitted Assignee of Greenwich I, LLC under the same definition if applied to Greenwich I, LLC), but together with sales and transfers by any such Permitted Assignees), in one or more transactions, of shares of the Common Stock which represents in the aggregate more than 50% of shares of the Common Stock owned by them as of the date hereof.

     (b) This Warrant shall entitle Holder to purchase, provided that a Triggering Event shall have occurred, such number of shares of the Common Stock as shall be determined by multiplying: (i) the number of shares of Common Stock set forth below based on the indicated Triggering Event Valuation; by (ii) a fraction which represents that portion of this Warrant which has become Vested as of the date of the Triggering Event:


           Triggering Event Valuation                                           Number of Shares of Common Stock*
           --------------------------                                           ---------------------------------
           Level I: $550 million or less                                        187,451.13

           Level II: Greater than $550 million but not greater                  A number of shares determined in the manner
           than $700 million                                                    described on Schedule B hereto
                                                                                with respect to Level II.

           Level III (maximum): Greater than $700                               444,938.93
           million

           * Subject to adjustment pursuant to the provisions of Sections 6 and 7 hereof.

(c) "Triggering Event Valuation" shall equal the sum of the amounts determined pursuant to the following clauses (i) and (ii):

       (i)    (A)   in the case of a Triggering Event involving the transfer,
                    exchange or conversion of 100% of the Common Stock, or a sale of all or substantially all of the assets of the Company, and where the purchaser or acquiring Person in the Triggering Event is obligated to satisfy or assume (directly or indirectly) the Indebtedness of the Company: (A) the purchase price or exchange or conversion consideration paid with respect to the Common Stock upon the effectiveness or closing of the Triggering Event; plus (B) an amount equal to the Assumed Indebtedness; plus (C) the full redemption value of the Preferred Stock as of immediately prior to the effectiveness or closing of the Triggering Event; or

              (B) in the case of a Triggering Event involving the transfer, exchange or conversion of 100% of the Common Stock, or a sale of all or substantially all of the assets of the Company, and where the purchaser or acquiring Person in the Triggering Event is not obligated to satisfy or assume (directly or indirectly) the Indebtedness of the Company: the purchase price paid with respect to the Company (for example, a sale of the entire Company for cash) upon the effectiveness or closing of the Triggering Event; or

              (C) in the case of a Triggering Event involving the transfer, exchange or conversion of less than 100% of the Common Stock, the Triggering Event Valuation shall be: (A) the product of the weighted average purchase price or exchange or conversion consideration per share paid for all of the Common Stock sold or transferred and 4,498,827 (subject to adjustment based on any event which gives rise to a similar adjustment of the number of Warrant Shares issuable upon exercise of this Warrant pursuant to the provisions of Sections 6 and 7 hereof); plus (B) an amount equal to the Assumed Indebtedness; plus (C) the full redemption value of the Preferred Stock as of immediately prior to the effectiveness or closing of the Triggering Event;

              and

       (ii) the aggregate of all distributions of cash or property which have been made to Greenwich I, LLC and Greenwich II, LLC, with respect to the Common Stock and the Preferred Stock held by them, and to the holder of this Warrant pursuant to any Recapitalization.

       For purposes hereof, "Assumed Indebtedness" shall mean $345 million. The actual amount of Indebtedness of the Company outstanding as of Triggering Event shall not be taken into account in any calculation of the Triggering Event Valuation.

       In the event that the purchase price or exchange or conversion consideration paid in the transaction includes securities or assets, the value of such securities or assets for purposes of determining the Triggering Event Valuation shall be determined by the Board of Directors of the Company in its reasonable judgment. In such determination, all of the members of the Board of Directors may participate notwithstanding that any such director might be Affiliated or associated with, or have any financial or other interest or relationship with or in, Greenwich and the vote of such director shall be counted in such determination.

     (d) Upon the automatic exercise of this Warrant, this Warrant shall be surrendered to the Company or its duly authorized agent and accompanied by payment in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is exercised. Such payment may be made by certified or bank cashier's check payable to the order of the Company. This Warrant shall expire and terminate as to any Warrant Shares for which Holder fails to pay the Exercise Price within 10 days following the Triggering Event.

     (e) Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon exercise of this Warrant as of immediately prior to the effectiveness of the Triggering Event, notwithstanding that the such Warrant Shares shall not then have been actually delivered to Holder.

4.   (a)   The Company shall have no obligation to cause Warrants or Warrant
           Shares to be transferred on its books to any Person if: (i) such transfer violates the restrictions on transfer contained in Section 10(a) hereof; or (ii) in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder.

     (b) Holder acknowledges that it has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Securities Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless: (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Securities Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation hereunder or intention to so register this Warrant or such Warrant Shares; or (ii) such sale, assignment or transfer is exempt from registration under the Securities Act.

     (c) The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent.

5.   (a)   The Company shall at all times reserve and keep available out of its authorized and unissued Warrant Shares, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that, if and when this Warrant is exercised, the shares of Common Stock issued upon such exercise, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive rights of stockholders.

     (b) If and so long as the Common Stock is listed on any securities exchange (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or quoted on Nasdaq, the Company will, at its expense, obtain and maintain the approval for listing or quotation on Nasdaq upon official notice of issuance of all shares of Common Stock issuable upon the exercise of the Warrants at the time outstanding and maintain the listing or quotation on Nasdaq of such shares after their issuance; and the Company will so list on such securities exchange or obtain such quotation on Nasdaq and will register under the Exchange Act (or any similar statue then in effect), and will maintain such listing or quotation of, any other securities that at any time are issuable upon exercise of this Warrant if, and at the time that, any securities of the same class shall be listed on such securities exchange or quotation on Nasdaq by the Company.

6.   (a)   In case the Company shall, at any time prior to the occurrence of a
           Triggering Event, declare a dividend on the outstanding Common Stock of the Company payable in shares of its Common Stock, subdivide the outstanding Common Stock, or combine the outstanding Common Stock into a smaller number of shares, then, in each case, the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination, shall be proportionately adjusted so that Holder after such time shall be entitled to purchase the aggregate number of shares of Common Stock which, if this Warrant had been exercised immediately prior to such time at the then-current exercise price, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision or combination. Upon any adjustment of the number of Warrant Shares pursuant to this Section 6(a), the exercise price in effect prior to such adjustment shall be adjusted to the price obtained by multiplying such exercise price by a fraction, the numerator of which is the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which is the number of Warrant Shares issuable upon exercise of this Warrant immediately after such adjustment. Such adjustments shall be made successively whenever any event listed above shall occur.

     (b) Whenever there shall be an adjustment as provided in this Section 6, the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

     (c) The Company shall not be required to issue fractions of shares of Common Stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable upon the exercise of this Warrant, the aggregate number of Warrant Shares issuable upon exercise of this Warrant (and any Warrants issued in exchange or substitution for this Warrant, whether upon any transfer or otherwise, shall be treated as one Warrant for this purpose) shall be rounded down to an aggregate number of whole Warrant Shares.

7.   (a)   In case of any merger of or consolidation with the Company with or into another entity at any time while this Warrant is unexpired and not exercised in full (other than a merger or consolidation which is a Triggering Event or which is covered by Section 7(b) hereof), Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities or property, including cash, or any combination thereof, receivable upon such consolidation or merger by a Holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation or merger; and appropriate provision shall be made with respect to the rights and interests thereafter of Holder, to the end that all the provisions of this Warrant (including without limitation the adjustments in Section 6 hereof) shall thereafter be applicable, as nearly as practicable, to such stock or other securities thereafter deliverable upon exercise of this Warrant.

     (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (at any time while this Warrant is unexpired and not exercised in full) (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any merger or consolidation of another entity with or into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive shares of stock or other securities or property, including cash) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities or property, including cash, or any combination thereof, receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, merger or consolidation. In case of any such transaction, appropriate provision shall be made with respect to the rights and interests thereafter of Holder, to the end that all the provisions of this Warrant (including without limitation the adjustments in Section 6 hereof) shall thereafter be applicable, as nearly as practicable, to such stock or other securities thereafter deliverable upon exercise of this Warrant.

     (c) The above provisions of this Section 7 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive mergers and consolidations.

8.   (a)   In the event that, at any time prior to the occurrence of a
           Triggering Event, the Company shall effect a recapitalization resulting in a distribution of cash or property to the holders of the Common Stock (a "Recapitalization"), then, solely for purposes of this Section 8: (i) this Warrant shall be deemed to have been exercised (but shall not actually be exercised), as of immediately prior to the effectiveness of such recapitalization, for the number of shares of the Common Stock specified under "Level I" set forth in
           Section 3(b) hereof; and (ii) the holder of this Warrant shall be entitled to participate (to the extent provided in this Section 8) in such distribution, as well as any distributions of cash or property to the holders of the Common Stock occurring subsequent to the Recapitalization but prior to the occurrence of a Triggering Event, as if the holder of this Warrant were the holder of such shares.

     (b) The cash or property that would be distributed to the holder of this Warrant pursuant to Section 8(a) hereof shall be held by the Company in a special account, or otherwise segregated from the assets and property of the Company, and shall be distributed from time to time to the holder of this Warrant as and to the extent that this Warrant shall become Vested.

9. The issuance of any Warrant Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares, shall be made without charge to Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. Holder shall be responsible for any taxes based on income and any capital gains taxes payable in connection with the issuance of any Warrant Shares or any transfer of Warrant Shares by Holder.

10. (a) Holder shall not effect a Disposition of this Warrant or Warrant Shares, and this Warrant and Warrant Shares shall not be transferable in whole or in part, other than Permitted Dispositions.

     (b) The Warrant Shares issued upon exercise of this Warrant (unless at the time of exercise such Warrant Shares are registered under the Securities Act) shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY

          STATE, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED."

11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of any Warrant if mutilated), including an affidavit of Holder that this Warrant has been lost, stolen, destroyed or mutilated, together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Warrant, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to Holder a new Warrant of like date, tenor and denomination.

12. Prior to the exercise of this Warrant, Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, either at law or in equity, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings.

13. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflict of laws.

14. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given:

         If to Holder:

         16952 Passage Island South
         Jupiter, Florida 33477
         Fax:       (561) 747-0923

         If to the Company:                          with a copy to:

         Telex Communications Group, Inc.            Dechert Price & Rhoads
         9600 Aldrich Avenue South                   30 Rockefeller Plaza
         Bloomington, Minnesota 55420                New York, New York 10112
         Attention: Kris Bruer                       Attention: Ronald R. Jewell
                    General Counsel                  Fax: (212) 698-3599
         Fax:       612-887-5588

     or to such other address, facsimile number or person's attention as the party shall have furnished in writing in accordance with the provisions of this Section 14. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 14. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 14 shall be deemed given at the time of receipt thereof.

15. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

16. This Warrant may be amended only by a written instrument executed by the Company and Holder. Any amendment shall be endorsed upon this Warrant, and all future Holders shall be bound thereby.

                                      * * *


In witness whereof, this Warrant has been executed and issued as of the 14th day of March, 2000.

Dated:   March 14, 2000                       TELEX COMMUNICATIONS GROUP, INC.

                                              By:
                                                  ------------------------------
                                                  Ned C. Jackson
                                                  President
[Seal]


-------------------------------------------------------
              Christine K. Vanden Beukel
              Assistant Secretary

                                                           SCHEDULE A TO WARRANT

                               Certain Definitions

For purposes of this Warrant, the following terms shall have the following meanings:

"Affiliate" shall mean as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, shall mean also any member of the immediate family (including parents, spouse, children and grandchildren) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of the management or policies (whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise); and any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of a partnership or other ownership interest of any other Person will be deemed to control such corporation or other Person.

"Common Stock" shall have the meaning given such term in Section 1 hereof.

"Company" shall have the meaning given such term in Section 1 hereof.

"Disability" shall mean injury or illness, evidenced by written documentation from an attending physician, resulting in Woolard being unable to perform the material and substantial duties of Chairman of the Board of Directors of the Company for a period of 90 substantially consecutive days.

"Disposition" when used with respect to this Warrant or the Warrant Shares shall mean the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights (including any proxy or similar arrangement (whether or not revocable)) or any other beneficial interest in this Warrant or any Warrant Shares, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to this Warrant or the Warrant Shares.

"Exercise Price" shall have the meaning given such term in Section 1 hereof.

"Exchange Act" shall have the meaning given such term in Section 6(b) hereof.

"For Cause", when used with respect to the removal of Woolard as Chairman of the Board of Directors of the Company, shall mean that Woolard shall have: (i) committed a felony, or committed an act of fraud, embezzlement or theft in connection with his duties with the Company or any of its subsidiaries or in the course of his service as Chairman of the Board of Directors of the Company or as an officer of any of its subsidiaries; or (ii) been convicted of a criminal offense (whether a felony or a misdemeanor) the nature of which renders him unfit to serve as an officer of the Company or any of its subsidiaries.

"Holder" shall have the meaning given such term in Section 1 hereof.

"Indebtedness" shall have the meaning given such term in the Credit Agreement of Telex Communications, Inc. dated as May 6, 1997 (as amended and in effect from time to time) and, in the case of the Company, shall include without limitation all amounts and obligations of Telex Communications, Inc. outstanding under such Credit Agreement and all amounts and obligations of the Company outstanding under notes of the Company.

"Permitted Assignee", when used with respect to Greenwich I, LLC or Greenwich II, LLC, shall have the meaning given such term in Section 3(a)(i) hereof.

"Permitted Charitable Organization" shall mean any organization meeting the requirements of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

"Permitted Disposition", when used with respect to this Warrant and Warrant Shares, shall mean any Disposition by Holder of part of this Warrant or Warrant Shares to any Related Person of Holder, or to a Permitted Charitable Organization, provided that:

     (i) the Person to whom such Disposition is made executes an agreement satisfactory to the Company whereby such Person agrees to be bound by the terms and provisions of this Warrant to the same extent as Holder;

    (ii) immediately after such Disposition, Woolard continues to own, beneficially and of record, more than 50% of this Warrant and the Warrant Shares; and

    (iii) such Disposition may be made without registration under the Securities Act of 1933, as amended, and applicable state securities laws, unless an exemption thereunder is available in the opinion of counsel for the Company.

"Preferred Stock" shall mean the Series A Pay-in-Kind Preferred Stock, par value $0.01 per share, of the Company.

"Recapitalization" shall have the meaning given such terms in Section 8(a) hereof.

"Triggering Event" shall have the meaning given such term in Section 3(a) hereof.

"Triggering Event Valuation" shall have the meaning given such term in Section 3(d) hereof.

"Warrant" shall mean this Warrant and any Warrant or Warrants hereafter issued as a consequence of the transfer of this Warrant in whole or in part.

"Warrant Shares" shall have the meaning given such term in Section 1 hereof.

"Woolard" shall have the meaning given such term in Section 1 hereof.

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED,                        hereby sells, assigns, and transfers
unto                         a Warrant to purchase           shares of Common
Stock, $.0005 par value per share, of Telex Communications Group, Inc. (the "Company"), together with all right, title, and interest therein, and does
hereby irrevocably constitute and appoint                   attorney to transfer
such Warrant on the books of the Company, with full power of substitution.


Dated:
      ----------------------------          ------------------------------------
                                                          (Signature)


----------------------------------
      (Signature Guaranteed)

                                     NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:    Telex Communications Group, Inc.
       9600 Aldrich Avenue South
       Bloomington, Minnesota 55420
       Attention: President

                          FORM OF ELECTION TO EXERCISE

    The undersigned hereby exercises his or its rights to purchase       Warrant
Shares covered by the within Warrant, and tenders payment herewith in the
aggregate amount of $                , by certified or bank cashier's check, and
requests that certificates for such securities be issued in the name of, and delivered to:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)


Dated:                                  Name:
      --------------------------             -----------------------------------
                                                         (Print)

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                                       (Signature)

--------------------------------
        (Signature Guaranteed

                                                           SCHEDULE B TO WARRANT

                          CALCULATION OF WARRANT SHARES

All calculations shall be based solely upon 4,220,100 shares of Common Stock presently outstanding and an additional 278,727 shares issuable under certain options and warrants presently outstanding and exercisable currently or within six-months after the date hereof; i.e. an aggregate of 4,498,827 shares assumed for purposes of these calculations.

Calculation at Level I:
-----------------------

   Where "A" equals the number of underlying Warrant Shares that would be issuable.

   The formula for Level I of this Warrant is:

   A = 0.04 x (4,498,827+ A)

     or

   A = 179,953.08/ 0.96, with the result being that A = 187,451.13


Calculation at Level II.
------------------------

   Where "A" equals the number of underlying Warrant Shares that would be issuable.

         "B" equals the Triggering Event Valuation

         "C" equal the Level I maximum Triggering Event Valuation (i.e. 550,000)

         "D" equals the difference  between the Level III minimum  Triggering Event Valuation (i.e.  700,000) and the Level I maximum Triggering Event Valuation (i.e. 550,000), or 150,000

   The formula for Level I of this Warrant is:

   A = [(((B - C) D) x 0.05) + 0.04] x (4,498,827+ A)

       or

   A = [(((B - 550,000) 150,000) x 0.05) + 0.04] x (4,498,827+ A)

   For example, if the Triggering Event Valuation is $600 million, then Holder shall be entitled to receive 270,247.56shares of Common Stock upon the occurrence of the Triggering Event if this Warrant is then 100% Vested, but only 135,123.78 shares of Common Stock if this Warrant is then only 50% Vested.

Calculation at Level III:
-------------------------

Where "A" equals the number of underlying Warrant Shares that would be issuable.

The formula for Level III of this Warrant is:

A = 0.09 x (4,498,827+A)

or

A = 404,894.43 / 0.9285, with the result being that A = 444,938.93